Exhibit 99.1

Colorado Secretary of State
Date and Time: 11/03/2005 08:29 AM
Document processing fee		Entity Id: 20051410410
If document is filed on paper	$125.00
If document is filed electronically	$ 50.00	Document number: 20051410410
Fees & forms/cover sheets
are subject to change.
To file electronically, access instructions
for this form/cover sheet and other
information or print copies of filed
documents, visit www.sos.state.co.us
and select Business Center.
Paper documents must be typewritten or machine printed.		ABOVE SPACE FOR OFFICE USE ONLY

Articles of Organization

filed pursuant to §7-90-301, et seq. and §7-80-204 of the Colorado Revised Statutes (C.R.S)

1.	Entity name:
Reserve Apparel Group, LLC

(The name of a limited liability company must contain the term or abbreviation “limited liability company”, “ltd. liability company”, “limited liability co.”, “ltd. liability co.”, “limited”, “llc”, “l.l.c.”, or “ltd.” §7-90-601, C.R.S.)

2.	Use of Restricted Words (if any of these
	terms are contained in an entity name, true	☐ “bank” or “trust” or any derivative thereof
	name of an entity, trade name or trademark	☐ “credit union”	☐ “savings and loan”
	stated in this document, mark the applicable	☐ “insurance”, “casualty”, “mutual”, or “surety”
box):

3.	Principal office street address:	4600 E. 48th Avenue
(Street name and number)

		Denver	CO	80216-3215
		(City)	(State)	(Postal/Zip Code)
United States
		(Province — if applicable)	(Country — if not US)

4.	Principal office mailing address
	(if different from above):	(Street name and number or Post Office Box information)

		(City)	(State)	(Postal/Zip Code)

		(Province — if applicable)	(Country — if not US)

5.	Registered agent name (if an individual):	McDonald	Steven	W.	Esq.
		(Last)	(First)	(Middle)	(Suffix)
OR (if a business organization):

6. The person identified above as registered agent has consented to being so appointed.

7.	Registered agent street address:	5670 Greenwood Plaza Blvd.
(Street name and number)
Suite 418
		Greenwood Village	CO	80111-2408
		(City)	(State)	(Postal/Zip Code)

8.	Registered agent mailing address
	(if different from above)	(Street name and number or Post Office Box information)

		(City)	(State)	(Postal/Zip Code)

		(Province — if applicable)	(Country — if not US)

9.	Name(s) and mailing address(es)
of person(s) forming the limited
liability company:

(if an individual):
(Last)	(First)	(Middle)	(Suffix)
OR (if a business organization):
Sport-Haley, Inc.
c/o Donald W. Jewell, CEO
4600 E. 48th Avenue
Denver	CO	80216-3215
(City)	(State)	(Postal/Zip Code)
United States
(Province — if applicable)	(Country — if not US)

(if an individual):
(Last)	(First)	(Middle)	(Suffix)
OR (if a business organization):
Explorer Gear USA, Inc.
19418 Donora Avenue
(Street name and number or Post Office Box information)

Torrance	CA	90503
(City)	(State)	(Postal/Zip Code)
United States
(Province — if applicable)	(Country — if not US)

(if an individual):
	(Last)	(First)	(Middle)	(Suffix)
OR (if a business organization):

(Street name and number or Post Office Box information)

	(City)	(State)	(Postal/Zip Code)
United States
	(Province — if applicable)	(Country — if not US)

(If more than three persons are forming the limited liability company, mark this box ☐ and include an attachment stating the true names and mailing addresses of all additional persons forming the limited liability company)

10.	The management of the limited liability company is vested in managers ☐
OR is vested in the members ☒

11.	There is at least one member of the limited liability company.

12.	(Optional) Delayed effective date:
(mm/dd/yyyy)

13.	Additional information may be included pursuant to other organic statutes such as title 12, C.R.S. If applicable, mark this box ☐ and include an attachment stating the additional information.

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

14.	Name(s) and address(es) of the
individual(s) causing the document
	to be delivered for filing:	Jewell	Donald	W.
		(Last)	(First)	(Middle)	(Suffix)

CEO, Sport-Haley, Inc.
(Street name and number or Post Office Box information)
4600 E. 48th Avenue
		Denver	CO	80216-3215
		(City)	(State)	(Postal/Zip Code)
United States
		(Province — if applicable)	(Country — if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box and include an attachment stating the name and address of such individuals.)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

NOTICE:

This “image” is merely a display of information that was filed electronically. It is not an image that was created by optically scanning a paper document.

No such paper document was filed. Consequently, no copy of a paper document is available regarding this document.

Questions? Contact the Business Division. For contact information, please visit the Secretary of State’s web site.